UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 30, 2009

CHARLESTON BASICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-145211	20-4748555
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Avenue I
Brooklyn, New York 11230
   (Address of principal executive offices)

(800) 975-8204
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Principal Accountant

1. On June 30, 2009, Morgenstern, Svoboda & Baer CPA’s, P.C. resigned as independent registered public accounting firm for the Company.

2. The audit report of Morgenstern, Svoboda & Baer CPS’s, P.C. on the financial statements of the Company as of and for the years ended March 31, 2009 and March 31, 2008 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report noted that there was substantial doubt concerning the Company's ability to continue as a going concern since the Company had no operations or a source of revenue sufficient to cover operations.

3. In connection with the audit of the Company's financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, and through the date of this Current Report: (i) there were no disagreements between the Company and Morgenstern, Svoboda & Baer, CPA’s, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgenstern, Svoboda & Baer CPA’s, P.C., would have caused Morgenstern, Svoboda & Baer, CPA’s, P.C.  to make reference to the subject matter of the disagreement in its report on the Company's financial statements for such year or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

4. The Company has provided Morgenstern, Svoboda & Baer CPA’s, P.C. a copy of the disclosures in this Form 8-K and has requested that Morgenstern, Svoboda & Baer CPA’s, P.C. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Morgenstern, Svoboda & Baer CPA’s, P.C. agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated  July 15, 2009 furnished by Morgenstern, Svoboda & Baer CPA’s, P.C. in response to that request has been filed as Exhibit 16.1 to this Form 8-K.

5.  The Company acknowledges its obligations to report the engagement of a new independent registered public accounting firm in a current report on Form 8-K and to provide the disclosures required by paragraph (a)(2) of Item 304 of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
16.1 Letter dated July 15, 2009 from Morgenstern, Svoboda & Baer CPA’s, P.C. to the Commission.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLESTON BASICS, INC.

Date: July 15, 2009	By:	/s/ Michael Lieber
Michael Lieber
President and Chief Executive Officer